UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2019

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01. Entry Into A Material Definitive Agreement

On February 11, 2019, Titan International, Inc. ("Titan" or the "Company") entered into a definitive agreement (the "Agreement") with an affiliate of the Russian Direct Investment Fund (RDIF) relating to the previously announced settlement put option that was exercised by RDIF. The Agreement provides, among other things, that in full satisfaction of the put option, within ten business days following the date of the Agreement, Titan will pay to RDIF $25 million in cash and, subject to the completion of regulatory approval, will issue to RDIF in a private placement $25 million in shares of restricted Titan common stock, with RDIF being required to hold such shares for three years from the date of the definitive agreement. Immediately following the closing, RDIF will continue to own the same interest in Voltyre-Prom, subject to the terms of the Agreement and the Shareholders’ Agreement. Titan has retained the right to buy back the Titan shares from RDIF for $25 million during such three-year period and, if the stock buyback is consummated within one year, at the time of such buyback RDIF would be required to convey to Titan, based on current ownership, a 10.71% interest in Voltyre-Prom, resulting in RDIF reducing its interest in Voltyre-Prom from 35.71% to 25%. Closing of the transaction is expected to occur on or about February 25, 2019.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.
The issuance of the Put Shares pursuant to the Agreement described herein is being undertaken by the Company without registration, in a private placement, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D as promulgated by the Securities Exchange Commission under the Securities Act. The Company is relying on such exemptions based in part on representations made by RDIF, including representations with respect to RDIF’s status as an accredited investor and investment intent with respect to the Put Shares to be issued pursuant to the Transaction Agreement.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

10	Transaction Agreement among Titan Luxembourg S.A.R.L., Titan International, Inc., and Rubber Coöperatief U.A. dated February 11, 2019

99	Press release dated February 11, 2019, regarding Titan International, Inc. Announcing Entry into Definitive Agreement with RDIF Regarding Settlement Put Options

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	February 11, 2019	By:	/s/ DAVID A. MARTIN
David A. Martin
SVP and Chief Financial Officer
(Principal Financial Officer)